ORGANIZATION	12 Months Ended
Dec. 31, 2022
Notable Labs Inc [Member]
Restructuring Cost and Reserve [Line Items]
ORGANIZATION

1. Organization

Description of Business

Notable Labs, Inc. (“Notable” or the “Company”) and its wholly owned subsidiary is an emerging tech-bio therapeutics company dedicated to the development and commercialization of a predictive precision medicine platform and products that treat various forms of cancer. The Company was incorporated in Delaware in June 2014 and is located in Foster City, California.

Liquidity and Going Concern Assessment

The Company has incurred losses and negative cash flows from operations since its inception. As of December 31, 2022 and 2021, the Company has an accumulated deficit of approximately $71.0 million and $56.6 million, respectively. As of December 31, 2022, the Company had cash of $1.6 million and has forecasted cash needs in excess of current liquidity. These conditions raise substantial doubt about its ability to continue as a going concern within one year after the date that the financial statements are issued.

The Company’s ability to fund its operations will require additional capital, and the Company intends to raise such capital through the issuance of additional debt or equity, including in connection with potential merger opportunities, or through licensing or collaboration agreements.

These plans are intended to mitigate the relevant conditions or events that raise substantial doubt about the Company’s ability to continue as a going concern; however, as the plans are not entirely within the Company’s control, management has determined it is not probable they will be effectively implemented.

These financial statements have been prepared on a going concern basis and do not include any adjustments to the amounts and classification of assets and liabilities that may be necessary in the event the Company can no longer continue as a going concern.

The Company is continuing to develop its medicine platform and treatments, which is the primary use of funds for the Company. Management expects to continue to incur additional substantial losses and negative cash flows from operations in the foreseeable future as a result of expanded research and development activities until regulatory approval is granted. Regulatory approval is not guaranteed and may never be obtained.

The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish these plans and secure sources of financing and ultimately attain profitable operations. However, if such financing is not approved, does not occur, or alternative financing is not available at adequate levels or on acceptable terms, or profitable operations are not attained, the Company could be required to significantly reduce operating expenses and delay, reduce the scope of or eliminate some of its development programs, enter into a collaboration or other similar arrangement with respect to commercialization rights to any of its product candidates, out license intellectual property rights to its product candidates and sell unsecured assets, or a combination of the above. Any of these actions could have a material adverse effect on the Company’s business, results of operations, financial condition and/or its ability to fund its scheduled obligations on a timely basis or at all. If the Company is unable to obtain adequate capital, it could be forced to cease operations.